Capital Group Global Growth Equity
ETF (CGGO)
Investment portfolio
August 31, 2026
unaudited

Common stocks 98.58% Information technology 35.54%	Shares	Value (000)
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	1,912,454	$794,280
Micron Technology, Inc.	460,644	441,633
Broadcom, Inc.	1,099,976	407,365
SK hynix, Inc.	309,216	378,217
ASML Holding NV	175,963	296,733
Western Digital Corp.	613,340	276,340
Samsung Electronics Co., Ltd.	1,436,009	272,806
Microsoft Corp.	481,848	244,437
NVIDIA Corp.	729,618	161,085
Apple, Inc.	371,472	117,701
Intel Corp. (a)	1,268,407	113,535
Cloudflare, Inc., Class A (a)	322,496	98,397
Shopify, Inc., Class A, subordinate voting shares (a)	579,701	85,430
Corning, Inc.	567,136	84,350
Seagate Technology Holdings PLC	85,663	70,961
Arista Networks, Inc. (a)	345,775	67,665
Dassault Systemes SE	2,489,638	66,050
Hewlett Packard Enterprise Co.	1,177,293	61,502
EPAM Systems, Inc. (a)	491,368	57,898
KLA Corp.	293,654	51,522
Ubiquiti, Inc. (b)	71,048	41,920
Capgemini SE	330,349	41,154
		4,230,981
Industrials 15.23%
Siemens AG	536,531	177,988
ATI, Inc. (a)	603,318	123,197
Techtronic Industries Co., Ltd.	6,327,500	109,381
Boeing Co. (The) (a)	517,036	107,430
Safran SA	244,667	95,773
Saab AB, Class B	1,445,389	95,513
Ryanair Holdings PLC (ADR)	1,687,658	93,446
Comfort Systems USA, Inc.	58,460	90,357
GE Vernova, Inc.	100,003	89,856
Airbus SE, non-registered shares	391,099	89,602
General Electric Co.	251,082	84,291
Hanwha Aerospace Co., Ltd.	98,649	79,432
ASSA ABLOY AB, Class B	2,096,604	78,193
Core & Main, Inc., Class A (a)	1,645,498	70,691
Bombardier, Inc., Class B (a)	276,345	59,785
Carpenter Technology Corp.	124,799	59,457
DSV A/S	265,882	56,085
GT Capital Holdings, Inc.	6,806,470	52,084
TransDigm Group, Inc.	43,232	50,657
FTAI Aviation, Ltd.	245,498	46,669
Rocket Lab Corp. (a)	701,368	44,831
Capital Group Global Growth Equity ETF — Page 1 of 5

unaudited
Common stocks (continued) Industrials (continued)	Shares	Value (000)
Bloom Energy Corp., Class A (a)	205,199	$42,332
Alliance Global Group, Inc.	79,922,900	11,554
Copart, Inc. (a)	111,278	3,671
		1,812,275
Financials 11.98%
3i Group PLC	5,141,860	197,033
Aon PLC, Class A	547,263	175,956
Citigroup, Inc.	1,244,225	163,765
Banco Bilbao Vizcaya Argentaria SA	5,209,165	151,449
Prudential PLC	8,854,725	122,141
Adyen NV (a)	97,554	118,685
Societe Generale	1,309,223	110,481
Visa, Inc., Class A	287,459	109,053
Fiserv, Inc. (a)	1,608,336	85,740
Aviva PLC	8,094,882	80,115
Brookfield Corp., Class A	1,770,530	72,981
CVC Capital Partners PLC (b)	2,292,351	38,529
		1,425,928
Health care 10.21%
Vertex Pharmaceuticals, Inc. (a)	353,070	192,254
UnitedHealth Group, Inc.	343,153	133,627
Eli Lilly and Co.	102,721	118,820
Argenx SE (ADR) (a)	115,050	118,693
Regeneron Pharmaceuticals, Inc.	128,950	103,041
Thermo Fisher Scientific, Inc.	150,374	92,796
Pfizer, Inc.	2,518,818	71,686
Sanofi	779,259	69,524
Cigna Group (The)	219,731	60,663
Novo Nordisk AS, Class B	1,166,834	53,016
Centene Corp. (a)	805,013	51,795
Bayer AG	896,804	51,084
BeOne Medicines, Ltd. (ADR) (a)	137,928	49,596
EssilorLuxottica SA	258,464	48,140
		1,214,735
Consumer discretionary 9.36%
Starbucks Corp.	1,783,221	189,467
Amazon.com, Inc. (a)	665,483	172,872
Prosus NV, Class N	2,603,670	115,921
Restaurant Brands International, Inc.	1,199,013	93,459
LKQ Corp.	3,416,741	85,760
General Motors Co.	815,939	70,432
LVMH Moet Hennessy-Louis Vuitton SE	115,212	60,663
MGM China Holdings, Ltd.	46,985,388	60,242
Industria de Diseno Textil SA	890,512	59,994
Trip.com Group, Ltd. (ADR) (a)	1,218,253	54,395
Compagnie Financiere Richemont SA, Class A	214,238	50,926
Renault SA	1,462,190	50,477
Booking Holdings, Inc.	250,677	49,907
		1,114,515
Capital Group Global Growth Equity ETF — Page 2 of 5

unaudited
Common stocks (continued) Communication services 7.64%	Shares	Value (000)
Alphabet, Inc., Class A	1,177,989	$399,751
Meta Platforms, Inc., Class A	261,504	149,669
Publicis Groupe SA	1,271,021	149,038
AppLovin Corp., Class A (a)	324,151	101,154
Bharti Airtel, Ltd.	3,622,825	68,965
Space Exploration Technologies Corp., Class A (a)	281,417	40,437
		909,014
Materials 3.60%
Lynas Rare Earths, Ltd. (a)	8,143,802	93,023
Linde PLC	158,808	77,749
Resonac Holdings Co., Ltd.	772,900	76,661
Vale SA, ordinary nominative shares	4,723,997	70,976
Amcor PLC	1,305,348	59,902
Agnico Eagle Mines, Ltd.	248,237	50,475
		428,786
Consumer staples 3.41%
Nestle SA	1,233,027	120,229
Carrefour SA, non-registered shares	3,965,699	72,205
Philip Morris International, Inc.	293,459	54,965
Costco Wholesale Corp.	58,205	54,939
Pernod Ricard SA	704,627	52,790
Monster Beverage Corp. (a)	1,114,350	51,171
		406,299
Energy 1.61%
TotalEnergies SE	1,100,040	96,509
Canadian Natural Resources, Ltd. (CAD denominated)	1,906,582	95,594
		192,103
Total common stocks (cost: $9,590,080,000)		11,734,636
Short-term securities 1.59% Money market investments 1.59%
Capital Group Central Cash Fund 3.78% (c)(d)	1,891,955	189,177
Total short-term securities (cost: $189,162,000)		189,177
Total investment securities 100.17% (cost: $9,779,242,000)		11,923,813
Other assets less liabilities (0.17)%		(20,278)
Net assets 100.00%		$11,903,535
Capital Group Global Growth Equity ETF — Page 3 of 5

unaudited
Investments in affiliates (d)

	Value at 6/1/2026 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 8/31/2026 (000)	Dividend or interest income (000)
Short-term securities 1.59%
Money market investments 1.59%
Capital Group Central Cash Fund 3.78% (c)	$91,118	$934,817	$836,763	$(7)	$12	$189,177	$2,051

(a)	Non-income producing.
(b)	All or a portion of this security was on loan.
(c)	Rate represents the seven-day yield at 8/31/2026.
(d)	Affiliate of the fund or part of the same "group of investment companies" as the fund, as defined under the Investment Company Act of 1940, as amended.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Capital Group Global Growth Equity ETF — Page 4 of 5

unaudited
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At August 31, 2026, all of the fund’s investments were classified as Level 1.
Key to abbreviation(s)
ADR = American Depositary Receipts
CAD = Canadian dollars
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing.
You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
Capital Client Group, Inc., member FINRA.
© 2026 Capital Group. All rights reserved.
ETGEFP1-305-1026
Capital Group Global Growth Equity ETF — Page 5 of 5